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                                                                   EXHIBIT 10.66
                               AMENDMENT NO. 8 TO
                           LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), is entered into as of March 29, 2002, to be effective for all purposes as of December 31, 2001, by and between SUNROCK CAPITAL CORP., a Delaware corporation ("LENDER"), and DSI TOYS, INC., a Texas corporation ("BORROWER").

                                    RECITALS

     A. Borrower and Lender have entered into that certain Loan and Security Agreement, dated as of February 2, 1999 (as the same has been, and may hereafter be, amended, modified, supplemented or restated from time to time, the "LOAN AGREEMENT").

     B. The Borrower and Lender have agreed to amend and modify the Loan Agreement as set forth below, subject to the terms, conditions and limitations in the Loan Agreement and this Amendment.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS

     2.01 DEFINITION OF EIGHTH AMENDMENT. SECTION 1 of the Loan Agreement is hereby amended by adding the following SUBSECTION 1.34:

            "1.34 "Eighth Amendment" shall mean that certain Amendment No. 8 to Loan and Security Agreement, executed as of March 29, 2002, to be effective for all purposes as of December 31, 2001, by and between Lender and Borrower."

     2.02 DEFINITION OF OVERADVANCE FACILITY. SECTION 1 of the Loan Agreement is hereby amended by adding the following SUBSECTION 1.35:

            "1.35 "Overadvance Facility" shall mean the Loans made under SECTION 2.2(b) of the Loan Agreement."

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     2.03    AMENDMENT TO SEASONAL INVENTORY ADVANCES. SECTION 2.2 of the Loan
Agreement is hereby amended and restated to read in its entirety as follows:

             "2.2   SEASONAL INVENTORY ADVANCES.

             (a) In addition to the Loans permitted under Section 2.1 above and 2.2(b) below, but subject to, and upon the terms and conditions contained herein (including, without limitation, the provisions set forth in Sections
     2.4 and 2.5 below), Lender agrees to make Loans to Borrower from time to time up to the lesser of:

                    (1)  the Maximum Credit LESS Loans extended under Section
             2.1 above; and

                    (2) (i) during the period commencing January 1, 2002, and extending through June 30, 2002, (A) ten percent (10%) of the Value of Eligible Inventory; and (B) ten percent (10%) of the Value of Eligible In-Transit Inventory; or

                         (ii) during the period commencing January 1, 2003, and
             extending through June 30, 2003, the sum of: (A) ten percent (10%) of the Value of Eligible Inventory; and (B) ten percent (10%) of the Value of Eligible In-Transit Inventory; or

                         (iii) during the period commencing January 1, 2004, and
             extending through June 30, 2004, the sum of: (A) ten percent (10%) of the Value of Eligible Inventory; and (B) ten percent (10%) of the Value of Eligible In-Transit Inventory (All Loan amounts calculated pursuant to Section 2.2(a)(2)(i) through (iii), inclusive, shall be subject to reduction for all applicable Availability Reserves); and

             (b) In addition to the Loans permitted under SECTIONS 2.1 and 2.2(a) above and notwithstanding the provisions of Section 2.4 to the contrary, but otherwise subject to, and upon the terms and conditions contained herein (including, without limitation, the provisions set forth in Sections 2.4 and 2.5 below), Lender agrees to allow overadvances to remain outstanding up to, but not greater than, the following amounts during the following periods:

                    (i) $500,000 during the period commencing March 28, 2002, and ending on June 7, 2002;

                    (ii) $375,000 during the period commencing June 8, 2002, and ending June 14, 2002;

                    (iii) $250,000 during the period commencing June 15, 2002, and ending June 21, 2002; and

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                    (iv) $125,000 during the period commencing June 22, 2002,
             and ending June 28, 2002.

             No overdvances shall remain outstanding pursuant to this Section 2.2(b) from and after June 29, 2002. In addition to the other rights and remedies available to Lender upon the occurrence of any Default or Event of Default, Lender may demand immediate payment of any amounts outstanding pursuant to this Section 2.2(b) upon the occurrence and during the continuation of any Default or Event of Default without exercising any other rights or remedies or otherwise limiting the rights of Lender otherwise pursuant to this Agreement or applicable law."

     2.04 AMENDMENT TO INTEREST AND FEES. SECTION 3.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

             "3.1   INTEREST.

             (a) Borrower shall pay to Lender interest on the outstanding principal amount of the non-contingent Obligations, other than the Overadvance Facility, at the rate of three quarters of one percent (.75%) per annum in excess of the Prime Rate, except that, at Lender's option, without notice, Borrower shall pay to Lender interest at the lesser of (A) the Maximum Legal Rate and (B) the Prime Rate, plus four percent (4%): (i) on the non-contingent Obligations for (1) the period from and after the date of termination or non-renewal hereof until such time as Lender has received full and final payment of all such Obligations (notwithstanding entry of any judgment against Borrower), and (2) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Lender and (ii) on the Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es), arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default).

             (b) Borrower shall pay to Lender interest on the outstanding principal amount of the Overadvance Facility at the rate of two an three quarters of one percent (2.75%) per annum in excess of the Prime Rate, except that, at Lender's option, without notice, Borrower shall pay to Lender interest at the lesser of (A) the Maximum Legal Rate and (B) the Prime Rate, plus four percent (4%): (i) on the Overadvance Facility for (1) the period from and after the date of termination or non-renewal hereof until such time as Lender has received full and final payment of all such Obligations (notwithstanding entry of any judgment against Borrower), and (2) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Lender and (ii) on the Loans made under the Overadvance Facility at any time outstanding in excess of the amounts available to Borrower under Section 2 (whether or not such excess(es), arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default).

             (c) All interest shall be payable by Borrower to Lender monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rates set forth in Sections

3.1(a) and 3.1(b) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective as of the date on which the applicable increase or decrease in the Prime Rate shall be published in the printed version of the Wall Street Journal (Eastern Edition, New York Metro) or such other publication as Lender may select in accordance with the terms hereof. All interest accruing hereunder on and after an Event of Default or termination or non-renewal hereof shall be payable on demand. In no event shall charges constituting interest payable by Borrower to Lender exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto. No agreements, conditions, provisions or stipulations contained in this Agreement or any other instrument, document or agreement between Borrower and Lender or default of Borrower, or the exercise by Lender of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Agreement or any other Financing Agreement, or the arising of any contingency whatsoever, shall entitle Lender to contract for, charge, or receive, in any event, interest exceeding the maximum rate of interest permitted by applicable state or federal law in effect from time to time (hereinafter "Maximum Legal Rate"). In no event shall Borrower be obligated to pay interest exceeding such Maximum Legal Rate and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay a rate of interest exceeding the Maximum Legal Rate, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is contracted for, charged or received in excess of the Maximum Legal Rate ('"Excess"), Borrower acknowledges and stipulates that any such contract, charge, or receipt shall be the result of an accident and bona fide error, and that any Excess received by Lender shall be applied, first, to reduce the principal then unpaid hereunder; second, to reduce the other Obligations; and third, returned to Borrower, it being the intention of the parties hereto not to enter at any time into a usurious or otherwise illegal relationship. Borrower recognizes that, with fluctuations in the Prime Rate and the Maximum Legal Rate, such a result could inadvertently occur. By the execution of this Agreement, Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess, and (ii) Borrower shall not seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving of any interest in excess of the maximum authorized or receiving of any interest in excess of the maximum authorized by applicable law. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received by Lender in connection with this Agreement shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Agreement."

     2.05 AMENDMENT TO NET WORTH. SECTION 9.14 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

             "9.14 NET WORTH. The Borrower will not permit its Net Worth to be less than the following respective amounts at the following respective dates:

                  DATE                       MINIMUM NET WORTH


                12/31/01                        $ 9,000,000

                03/31/02                        $ 6,500,000
                06/30/02                        $ 5,500,000
                09/30/02                        $ 8,500,000
                12/31/02                        $10,000,000

                03/31/03                        $ 7,500,000
                06/30/03                        $ 6,500,000
                09/30/03                        $ 9,500,000
                12/31/03                        $11,000,000

                03/31/04                        $8,500,000"

     2.06 AMENDMENT TO NET INCOME. SECTION 9.19 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

             "9.19 NET INCOME. The Borrower will not permit its Net Income to be less than the following respective cumulative amounts for the periods ended as of the following respective dates, each of which dates shall be a date of determination for purposes of the definition of Net Income set forth at SUBSECTION 1.31 hereof:

                                    DATE                    Net Income
                                  12/31/01                 ($1,500,000)

                                  03/31/02                 ($2,500,000)
                                  06/30/02                 ($3,500,000)
                                  09/30/02                   ($500,000)
                                  12/31/02                  $1,000,000

                                  03/31/03                 ($2,500,000)
                                  06/30/03                 ($3,500,000)
                                  09/30/03                   ($500,000)
                                  12/31/03                  $1,000,000

                                  03/31/04                 ($2,500,000)"

                                   ARTICLE III
                               ADDITIONAL DEFAULTS

     3.01 ACKNOWLEDGEMENT OF AVAILABILITY RESTRICTIONS. Borrower acknowledges and agrees that the Overadvance Facility does not create "excess availability" for advances of Loans as calculated under SECTION 2.1 of the Loan Agreement, and that the ability to make principal

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payments pursuant to SECTION 9.9(c) of the Loan Agreement is subject to the limitations set forth in SECTION 9.9(c) of the Loan Agreement, including the payment in full of the Overadvance Facility. Any payment of indebtedness in violation of SECTION 9.9(c) of the Loan Agreement will result in an immediate Event of Default under the Loan Agreement and the other Financing Agreements. The Lender will have all of the rights and remedies provided in the Loan Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by the Borrower or any Obligor.

     3.02 SUBORDINATION AGREEMENT. Borrower's failure to deliver to Lender an amendment to the Subordination Agreement, together with corresponding amendments to the Loan Agreement, on or before May 31, 2002, executed by E. Thomas Martin and MVII (as such term is defined in the Loan Agreement) and acknowledged by Borrower, which amendment shall be in a form satisfactory to Lender and shall
(a) eliminate payments of the subordinated debt owing to such persons at all times prior to payment in full of the Overadvance Facility and (b) contain such other and additional limitations on the payment of the principal portion of the subordinated indebtedness from and after May 31, 2002, as shall be acceptable to Lender at its sole option, will result in an immediate Event of Default under the Loan Agreement and the other Financing Agreements. The Lender will have all of the rights and remedies provided in the Loan Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by the Borrower or any Obligor.

                                   ARTICLE IV
                           CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective upon satisfaction of the following conditions:

     (a)     the execution of this Amendment by Borrower and Lender.

     (b) payment by Borrower of all fees and expenses required to be paid by Borrower pursuant to Section 5.03 of this Amendment.

                                    ARTICLE V
            RATIFICATIONS, REPRESENTATIONS, WARRANTIES AND COVENANTS

     5.01 RATIFICATIONS. Except as expressly amended hereby, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement, as amended hereby, and each agreement and instrument executed in connection herewith, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of Borrower and does not violate the Articles of

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Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, are true and correct on and as of the date hereof; (c) upon the effectiveness of this Amendment, no Event of Default under the Loan Agreement is continuing and no event or condition exists that with the giving of notice or the lapse of time, or both, would be an Event of Default; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and each agreement and instrument entered into in connection therewith (assuming execution and delivery of this Amendment).

     5.03 FEE PAYABLE TO LENDER PAYMENT OF LEGAL AND OTHER EXPENSES. Upon the execution of this Amendment by Lender, Borrower hereby agrees to pay to Lender a commitment fee in the amount of $15,000.00, which may be charged by Lender to Borrower's loan account without further agreement or consent of Borrower. In addition and as provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any agreement, document or instrument executed in connection therewith.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein and in the Loan Agreement shall survive the execution and delivery of this Amendment, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 REFERENCE TO LOAN AGREEMENT. The Loan Agreement, as amended hereby, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms thereof are hereby amended so that any reference in the Loan Agreement or such other agreements, documents and instruments shall mean a reference to the Loan Agreement, as amended hereby.

     6.03 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.04 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.05 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.06 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.07 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTEDPURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.08 FINAL AGREEMENT. THE FINANCING AGREEMENTS (INCLUDING THE LOAN AGREEMENT AND THIS AMENDMENT), AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE FINANCING AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.09 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS (AS DEFINED IN THE LOAN AGREEMENT) OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS (AS DEFINED IN THE LOAN AGREEMENT), INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF

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THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES
UNDER THE LOAN AGREEMENT OR ANY FINANCING AGREEMENT, DOCUMENT OR INSTRUMENT ENTERED INTO IN CONNECTION THEREWITH.

                            [Signature Page Follows]

          Executed as of the day and year first written above.

                                                DSI TOYS, INC.

                                                By: /s/ R. L. WEISGARBER
                                                   -----------------------------
                                                Name:   R. L. WEISGARBER
                                                     ---------------------------
                                                Title:  CFO
                                                      --------------------------

                                                SUNROCK CAPITAL CORP.

                                                By: /s/ THOMAS M. ROMANOWSKI
                                                   -----------------------------
                                                Name:   THOMAS M. ROMANOWSKI
                                                     ---------------------------
                                                Title:  SVP
                                                      --------------------------